                                                                   Exhibit 10.18

                                                                  EXECUTION COPY



                                AMENDMENT NO. 1
                         TO SECURITIZATION AGREEMENTS

          AMENDMENT NO. 1, dated as of January 24, 1997, among PAMECO SECURITIZATION CORPORATION ("PSC"), PAMECO CORPORATION ("Pameco"), REDWOOD RECEIVABLES CORPORATION ("Redwood") and GENERAL ELECTRIC CAPITAL CORPORATION ("GECC").

          WHEREAS, Pameco, as originator (in such capacity, the "Originator") and PSC are parties to a Receivables Transfer Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Transfer Agreement");

          WHEREAS, PSC, as seller (in such capacity, the "Seller"), Redwood, as purchaser (in such capacity, the "Purchaser"), GECC, as operating agent (in such capacity, the "Operating Agent") and collateral agent (in such capacity, the "Collateral Agent") and Pameco, as servicer (in such capacity, the "Servicer") are parties to a Receivables Purchase and Servicing Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Purchase Agreement");

          WHEREAS, Redwood and GECC are parties to a Liquidity Loan Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Liquidity Agreement"; together with the Transfer Agreement and the Purchase Agreement, the "Securitization Agreements"); and

          WHEREAS, the parties hereto desire to amend the Securitization Agreements and certain ancillary documents and agreements referred to therein in the manner set forth in this Amendment.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

          SECTION 1.1  DEFINITIONS.  All capitalized terms used herein, unless
                       -----------
otherwise defined, are used as defined in the Purchase Agreement.


                                  ARTICLE II
                       AMENDMENTS TO TRANSFER AGREEMENT

          SECTION 2.1  AMENDMENTS TO SECTION 2.01.  (a)  Section 2.01(a) of the
                       --------------------------
Transfer Agreement is amended by deleting the phrase "without recourse, except as specifically provided herein" which appears in the second and third lines therein.

          (b) Section 2.01(c) of the Transfer Agreement is amended by deleting the word "such" which appears in the first line thereof, and substituting in lieu thereof the word "the", and deleting the phrase "on or before such Transfer Date" which appears at the end of such Section 2.01(c).

          (c) Section 2.01(d) of the Transfer Agreement is amended by deleting such provision in its entirety and substituting in lieu thereof the following:

               "(d) On and after each Transfer Date hereunder, PSC shall, upon payment by PSC in accordance with Section 2.01(c) hereof in the case of Sold Receivable, own the Transferred Receivables and the Originator shall not take any action inconsistent with such ownership, nor shall the Originator claim any ownership interest in any such Transferred Receivables."

          (d) Section 2.01(e) of the Transfer Agreement is amended by adding at the end thereof the following sentence: "Each sale and contribution by the Originator to PSC is made without recourse to the Originator, except as set forth in Section 4.404 hereof."

          SECTION 2.2  AMENDMENTS TO SECTION 2.03.  (a)  Section 2.03 of the
                       --------------------------
Transer Agreement is amended by:

               (i) adding at the end of the first sentence of such Section the following phrase:

     "and there is no event that has occurred and is continuing which constitutes a Termination Event or would constitute a Termination Event but for the requirement that notice be given or time elapse or both":

               (ii) deleting from the second sentence of such Section the phrase "or be added, as the case may be," and adding the phrase "such Subsidiary or Affiliate" after the word "add" as it appears therein; and

               (iii) deleting from the third sentence of such Section the word "section" and substituting in lieu thereof the words "Section 2.03".

          SECTION 2.3  AMENDMENT TO SECTION 4.01.  Section 4.01(b) (vii) of the
                       -------------------------
Transfer Agreement is amended by adding the phrase "allows the holder thereof to bring suit or otherwise enforce its remedies against an Obligor through judicial process," after the word "Receivable" which appears in the first line therein.

          SECTION 2.4  AMENDMENTS TO SECTION 4.02.  (a) Section 4.02(h)(i) of
                       --------------------------
the Transfer Agreement is amended by adding the phrase "or its ability to perform its obligations hereunder" after the word "Originator" which appears in the last line therein.

          (b) Section 4.02(h)(iii) of the Transfer Agreement is amended by adding the phrase "or its ability to perform its obligations hereunder" after the word "Originator" which appears in the last line therein.

          (c) Section 4.02(h)(iv) of the Transfer Agreement is amended by adding the phrase ", or written threat to commence any proceedings," after the word "proceedings" which appears in the first line therein.

          (d) Section 4.02(h)(v) of the Transfer Agreement is amended by adding the phrase "or its ability to perform its obligations hereunder" after the word "Originator" which appears in the last line therein.

          (e) Section 4.02(h)(vi) of the Transfer Agreement is amended by adding the phrase "or its ability to perform its obligations hereunder" after the word "Originator" which appears in the last line therein.

          SECTION 2.5  AMENDMENT TO SECTION 7.04.  Section 7.04(a) of the
                       -------------------------
Transfer Agreement is hereby amended by deleting therefrom the amount "$40,000,000" as it appears therein and substituting therefor the amount "$50,000,000".

          SECTION 2.6  NEW PROMISSORY NOTE.  On the effective date of this
                       -------------------
Amendment No. 1, Pameco shall execute and delivery to PSC a Promissory Note (the "New Promissory Note") substantially in the form of Annex A hereto, in
 -------------------
substitution and exchange for, but not in payment of, that certain promissory note of Pameco dated May 1, 1996 made in favor of PSC in the principal amount of $40,000,000.


                                  ARTICLE III
                       AMENDMENTS TO PURCHASE AGREEMENT

          SECTION 3.1  AMENDMENT TO SECTION 2.03(A).  Section 2.03(a) of the
                       ----------------------------
Purchase Agreement is amended by deleting the last sentence of that paragraph and substituting in lieu thereof the following:


          "Availability will be determined by the Operating Agent based on the most recent Investment Base Certificate delivered to the Purchaser and the Operating Agent and such other information as may then be available to the Operating Agent including, without limitation, any information from any audit performed pursuant to Section 5.01(f)."

          SECTION 3.2  AMENDMENT TO SECTION 2.04.  Section 2.04(d) of the
                       -------------------------
Purchase Agreement is amended by deleting the phrase "Outstanding Balance" which appears in therein and substituting in lieu thereof the phrase "Billed Amount less all payments received from the Obligor with respect thereto".

          SECTION 3.3  AMENDMENT TO SECTION 4.02.  (a)  Section 4.02(b) of the
                       -------------------------
Purchase Agreement is amended by adding the phrase "and is able to bring suit or otherwise enforce its remedies through judicial process against each Obligor of a Transferred Receivable" to the end thereof.

          (b) Section 4.02(k) of the Purchase Agreement is amended by adding the phrase "each of the Originator and" before the phrase "the Servicer" each time such phrase appears therein.

          SECTION 3.4  AMENDMENT TO SECTION 6.02.  Section 6.02(c) of the
                       -------------------------
Purchase Agreement is amended by deleting the phrase "and after" and adding the phrase "and any date thereafter" after the term "Facility Termination Date".

          SECTION 3.5  AMENDMENT TO SECTION 6.05.  (a)  Section 6.05(b)(viii) of
                       -------------------------
the Purchase Agreement is amended by deleting the phrase "(c)(i) - (c)(v)" and substituting in lieu thereof the phrase "(c)(i) - (c)(vi)".

          (b)  Section 6.05(c) of the Purchase Agreement is amended by:

               (i) adding a new clause (v) to read: "(v) to the Collateral Account, an amount equal to (A) accrued and unpaid Daily Yield minus (B) the sum of (i) amounts paid pursuant to Section 6.05(c)(i)(A), (ii) amounts paid pursuant to Section 6.05(c) (ii)(A), and (iii) amounts amounts paid under Section 6.05(c)(iv)(A) to the extent not paid pursuant to Section 6.05(b)(vi)" at the end of clause (v) thereof;

               (ii) redesignating clauses (v) and (vi) as (vi) and (vii), respectively; and

               (iii) changing the reference from "(c) (v)" to "(c) (vi)" in clause (vii) (after redesignation).


          (c) Section 6.05(d) of the Purchase Agreement is amended by deleting such paragraph in its entirely and substituting in lieu thereof the following:

               "(d) on the Facility Termination Date and after any date thereafter, on each such date by no later than 11:00 a.m. the Operating Agent shall transfer all amounts then on deposit in the Retention Account to the Collateral Account;"

          SECTION 3.6  AMENDMENT TO SECTION 14.06.  Section 14.06 of the
                       --------------------------
Purchase Agreement is amended by adding a new sentence at the end thereof to read as follows:

          "Whenever the Seller or the Servicer, as the case may be, is required or permitted to obtain the consent of the Purchaser under this Agreement, such consent shall be obtained only in the form of a prior written consent of the Purchaser."

          SECTION 3.7  AMENDMENT TO SCHEDULE 3.  Effective as of March 1, 1997,
                       -----------------------
Schedule 3 to the Purchase Agreement is amended by deleting from the definition of "Daily Margin" and "Daily Default Margin" the number "2.75" as it appears in two place therein and substituting in lieu thereof the number "2.40".

          SECTION 3.8  AMENDMENT TO EXHIBIT H.  Exhibit H to the Purchase
                       ----------------------
Agreement is amended by deleting the chart as it appears in Section 1(d) of such Exhibit and substituting in lieu thereof the following chart:

               FISCAL YEAR ENDING                 AMOUNT
               ------------------                 ------
          February 28, 1997                    $12,500,000
          February 28, 1998                     17,500,000
          February 28, 1999                     21,000,000
          Each Fiscal Year ending thereafter    24,500,000

          SECTION 3.9  AMENDMENT TO EXHIBIT I.  Exhibit I to the Purchase
                       ----------------------
Agreement is amended by deleting the percentage "7.5%" from clause (i) of such Exhibit and substituting in lieu thereof the percentage "9.2%".


                                  ARTICLE IV
                             AMENDMENTS TO ANNEX X

          SECTION 4.1  AMENDMENTS TO ANNEX X.  Annex X is hereby amended by:

               (a) deleting from the definition of "Fee Letter" the date "April 29, 1996" and substituting therefor the date "January 24, 1997";

               (b) deleting from the definition of "Final Purchase Date" the date "April 29, 2001" and substituting therefor the date "November 21, 2001";

               (c) deleting from the definition of "Maximum Purchase Limit" the amount $40,000,000" and substituting therefor the amount "50,000,000";

               (d) deleting the definition of "Purchase Discount Rate" and substituting thereof the following definition:

          "Purchase Discount Rate" means a rate, as of any date, equal to 100%
           ----------------------
     minus the greater of (a)(i) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio minus (ii) 30%, or (b) 15%."; and

               (e) deleting the definition of "Purchase Excess" and substituting thereof the following definition:

               "Purchase Excess" means, for any date, the extent to which the
                ---------------
     then Capital Investment exceeds the Availability as determined, as of such date, by the Operating Agent based on the most recently submitted Investment Base Certificate delivered to the Purchaser and the Operating Agent and such other information as may then be available to the Operating Agent including without limitation any information from any audit performed pursuant to Section 5.01(f) of the Purchase Agreement."

                                   ARTICLE V
                    AMENDMENTS TO LIQUIDITY AGREEMENT, ETC.

          SECTION 5.1  AMENDMENT TO SECTION 1.01.  The definition of "Liquidity
                       -------------------------
Commitment" appearing in Section 1.01 of the Liquidity Agreement is amended by deleting the number "$41,200,000" appearing therein and by inserting, in lieu thereof, the number "$51,500,000".

          SECTION 5.2  AMENDMENT TO RFC SUPPLEMENT.  That certain RFC Supplement
                       ---------------------------
dated as of April 29, 1996 between Redwood and GECC (the "RFC Supplement") is hereby amended as follows:

          (a) by deleting the number "$40,000,000" appearing therein and by inserting, in lieu thereof, the number "$50,000,000";

          (b) by deleting clause (ii) of the definition "LOC Percentage" appearing in Annex 1 thereof in its entirety and by inserting, in lieu thereof the following: "(ii) 30%; and"; and

          (c) by deleting clauses (i) and (ii) appearing in clause (y) of Annex 1 thereof in their entirety and by inserting, in lieu thereof the following: "30%".

          SECTION 5.3  AMENDMENT TO FORM OF LIQUIDITY NOTES.  Exhibit C to the
                       ------------------------------------
Liquidity Agreement is hereby amended by deleting such Exhibit in its entirety and by inserting, in lieu thereof, a new Exhibit C in the form of Annex B hereto.


                                  ARTICLE VI
                        REPRESENTATIONS AND WARRANTIES

          SECTION 6.1  REPRESENTATIONS AND WARRANTIES OF PSC AND PAMECO.
                       ------------------------------------------------
Each of the PSC and Pameco represents and warrants that:

          (a) each of this Amendment No. 1 and the New Promissory Note has been duly authorized, executed and delivered by each such party which is a signatory thereto;

          (b) each of this Amendment No. 1 and the New Promissory Note constitutes the legal, valid and binding obligation of each such party which is a signatory thereto;

          (c) each of the representations and warranties of such party set forth in the Securitization Agreements is true and correct as of the Amendment Effective Date (as defined below); provided, that references in the
                                   --------  ----
Securitization Agreements to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 1 and to the Transfer Agreement as amended by this Amendment No.1, respectively, and references to the Pameco Note shall be deemed references to the New Promissory Note.

          SECTION 6.2  REPRESENTATIONS AND WARRANTIES OF REDWOOD.  Redwood
                       -----------------------------------------
represents and warrants that:

          (a) this Amendment No. 1 has been duly authorized, executed and delivered by Redwood;

          (b) this Amendment No. 1 constitutes the legal, valid and binding obligation of Redwood; and

          (c) each of the representations and warranties of Redwood party set forth in the Securitization Agreements is true an correct as of the Amendment Effective Date (as defined below); provided, that references in the
                                   --------  ----
Securitization Agreements to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 1 and to the Transfer Agreement as amended by this Amendment No. 1 respectively, and references to the Pameco Note shall be deemed references to the New Promissory Note.


                                  ARTICLE VII
                             CONDITIONS PRECEDENT

          SECTION 7.1  CONDITIONS PRECEDENT.  This Amendment No. 1 shall become
                       --------------------
effective (the actual date of such effectiveness, the "Amendment Effective
                                                       -------------------
Date") as of the date first above written subject to the satisfaction of the following conditions precedent: that the Purchaser, the Operating Agent and the Collateral Agent shall each have received the following, in form and substance satisfactory to the Operating Agent:

          (a) Counterparts hereof shall have been duly executed and delivered by the parties hereto;

          (b) PSC shall have received the New Promissory Note, executed and delivered by a duly authorized officer of Pameco;

          (c) the Operating Agent shall have received fees as required in the Fee Letter dated January 24, 1997 from the Operating Agent to Redwood (the "New Fee Letter");

          (d) the Purchaser, Operating Agent and Collateral Agent shall have received the executed legal opinion (including confirmation of true sale opinion) of Kilpatrick & Cody, L.L.P., counsel to the Seller and the Servicer, in form and substance satisfactory to the Operating Agent;

          (e) the Operating Agent shall have received a certificate of the Secretary or an Assistant Secretary of each of the Seller and the Servicer, dated as of the Amendment Effective Date, and certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment No. 1, (ii) a copy of the such party's certificate of incorporation and by-laws, and
(iii) a copy of the resolutions of the board of directors of such party approving this Amendment No. 1 and the related transactions to which it is a party, all in form and substance satisfactory to the Operating Agent. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (f) the Operating Agent shall have received an Officer's Certificate from each of the Seller and the Servicer in the forms of Annexes C-1 and C-2 hereto, respectively;

          (g) PSC shall have received a certificate of the Secretary or an Assistant Secretary of the Originator, dated as of the Amendment Effective Date, and certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment No. 1 and the New Promissory Note, (ii) a copy of the Originator's certificate of incorporation and by-laws, and (iii) a copy of the resolutions of the board of directors of the Originator approving this Amendment No. 1 and the related transactions to which it is a party. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (h) the Operating Agent shall have received rating agency letters from Moody's Investors Service and Standard & Poor's Rating Services affirming the rating of the Redwood commercial paper as "Prime-1" and "A-1+", respectively, after giving effect to this Amendment No. 1 and consummation of the transactions contemplated hereby; and

          (i) PSC and Pameco shall have taken such other actions and provided such documentation as the Operating Agent may request.


                                 ARTICLE VIII
                                 MISCELLANEOUS

          SECTION 8.1  COUNTERPARTS.  This Amendment No. 1 may be executed on
                       ------------
any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 8.2  GOVERNING LAW.  THIS AMENDMENT NO. 1 SHALL BE GOVERNED
                       -------------
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          SECTION 8.3  EXPENSES.  Pameco agrees to pay and reimburse the
                       --------
Operating Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment No. 1, including the reasonable fees and expenses of counsel to the Operating Agent and the Collateral Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        PAMECO SECURITIZATION CORPORATION


                                        By:_____________________________________
                                             Title:  President


                                        REDWOOD RECEIVABLES CORPORATION


                                        By:_____________________________________
                                             Title:


                                        PAMECO CORPORATION


                                        By:_____________________________________
                                             Title:  Vice President


                                        GENERAL ELECTRIC CAPITAL CORPORATION
                                           as Operating Agent and Collateral
                                           Agent


                                        By:_____________________________________
                                             Title:


                                        GENERAL ELECTRIC CAPITAL CORPORATION
                                           as Liquidity Agent


                                        By:_____________________________________
                                             Title:


                                        GENERAL ELECTRIC CAPITAL CORPORATION
                                           as Letter of Credit Agent and Letter
                                           of Credit Provider


                                        By:_____________________________________
                                             Title:

                                                                         ANNEX A


                           [NEW FORM OF PAMECO NOTE]

                                                                         ANNEX B


                         [NEW FORM OF LIQUIDITY NOTE]

                                                                       ANNEX C-1


                    FORM OF OFFICER'S CERTIFICATE OF SELLER
                    ---------------------------------------

                       Pameco Securitization Corporation

                             Officer's Certificate


          I, [Name of Officer], the duly elected [Insert Title] of Pameco Securitization Corporation (the "Seller"), hereby certify pursuant to Section 7.1(f) of Amendment No. 1 to Securitization Agreements, dated as of January 24, 1997 ("Amendment No. 1"; capitalized terms used but not defined in this Officer's Certificate having the meaning set forth in Amendment No. 1), between the Seller, Pameco Corporation, Redwood Receivables Corporation (the "Purchaser") and General Electric Capital Corporation, and for the benefit of the Purchaser, the Operating Agent and General Electric Capital Corporation, as follows:

          (1) after giving effect to the effectiveness of the Purchase Agreement, no Termination Event or Incipient Event will have occurred and be continuing; and

          (2)  the representations and warranties of the Seller contained in
Section 4.01 of the Purchase Agreement, in the Transfer Agreement and in any other document, certificate or financial or other statement delivered by the Seller in connection with the Purchase Agreement or the Transfer Agreement are true and correct in all material respects and with the same force and effect as though such representations and warranties had been made as of such date, except to the extent any such representations and warranties relate solely to an earlier date.

          IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this 24th day of January, 1997.


                            PAMECO SECURITIZATION CORPORATION


                            By:_________________________________________________
                               Name:
                               Title:

                                                                       ANNEX C-2

                    FORM OF OFFICER'S CERTIFICATE OF SELLER
                    ---------------------------------------

                       Pameco Securitization Corporation

                             Officer's Certificate


          I, [Name of Officer], the duly elected [Insert Title] of Pameco Securitization Corporation (the "Servicer"), hereby certify pursuant to Section 7.1(f) of Amendment No. 1 to Securitization Agreements, dated as of January 24, 1997 ("Amendment No. 1"; capitalized terms used but not defined in this Officer's Certificate having the meaning set forth in Amendment No. 1), between Pameco Securitization Corporation, the Servicer, Redwood Receivables Corporation (the "Purchaser") and General Electric Capital Corporation, and for the benefit of the Purchaser, the Operating Agent and General Electric Capital Corporation, as follows:

          (1) after giving effect to the effectiveness of the Purchase Agreement, no Termination Event or Incipient Event will have occurred and be continuing; and

          (2)  the representations and warranties of the Seller contained in
Section 4.01 of the Purchase Agreement, in the Transfer Agreement and in any other document, certificate or financial or other statement delivered by the Seller in connection with the Purchase Agreement or the Transfer Agreement are true and correct in all material respects and with the same force and effect as though such representations and warranties had been made as of such date, except to the extent any such representations and warranties relate solely to an earlier date.


          IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this 24th day of January, 1997.


                            PAMECO CORPORATION

                            By:_________________________________________________
                               Name:
                               Title:

                                  PAMECO NOTE


$50,000,000.00                                                       May 1, 1996
                                                            Amended and Restated
                                                                January 24, 1997

          FOR VALUE RECEIVED PAMECO CORPORATION, a Delaware corporation ("Pameco") hereby promises to pay to PAMECO SECURITIZATION CORPORATION (the "Lender"), for its account, the principal sum of FIFTY MILLION DOLLARS ($50,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the PRC Loans made by the Lender to Pameco under the Transfer Agreement referred to below), in lawful money of the United States of America and in immediately available funds immediately on the demand of the Lender.

          The date, amount and interest rate, of each PRC Loan made by the Lender to Pameco, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof.

          This Note is the Pameco Note referred to in the Receivables Transfer Agreement (as modified and supplemented and in effect from time to time, the "Transfer Agreement") dated as of the date hereof by and among Pameco and the Lender and evidences PRC Loans made by the Lender thereunder. Capitalized terms used in this Note and not defined herein have the respective meanings assigned to them in the Transfer Agreement.

          The Transfer Agreement provides for prepayments of PRC Loans upon the terms and conditions specified therein.

          Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by Pameco under this Note, when combined with any and all other charges provided for in this Note, in the Purchase Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"); then so long as the Maximum Lawful Rate would be exceeded the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, Pameco shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by Pameco is equal to the total interest that would have been paid had such applicable law not limited the interest rate payable under this Note. In no event event shall the total interest received by the Lender under this Note exceed the amount which the Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.

          If any payment under this Note falls due on a day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest (calculated at the Pameco Interest Rate for each day during the period then ending) shall be payable on the principal so extended.

          This Note is being issued in replacement of and substitution for that certain Pameco Note dated May 1, 1996 by Pameco to the order of the Lender in the principal amount of $40,000,000. In addition to the indebtedness evidenced by this Note, this Note shall also evidence any accrued and unpaid interest on such preceding note.

          Pameco expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

          This Note is made and delivered in New York, New York and shall be governed by, and construed in accordance with, the internal laws (without application of its conflict of laws provisions) of the State of New York.

          IN WITNESS WHEREOF, Pameco has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                                             Very truly yours,


                                             PAMECO CORPORATION


                                             By:________________________________
                                             Name:
                                             Title:

                                PROMISSORY NOTE

                        REDWOOD RECEIVABLES CORPORATION


$51,500,000.00                                                       May 1, 1996
                                                            Amended and Restated
                                                                January 24, 1997


          FOR VALUE RECEIVED, REDWOOD RECEIVABLES CORPORATION, a Delaware corporation (the "Company"), promises to pay to GENERAL ELECTRIC CAPITAL CORPORATION (the "Liquidity Lender"), or registered assigns, the principal sum of FIFTY ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($51,500,000) or, if less, the unpaid principal amount of the aggregate loans ("Liquidity Loans") made by the Liquidity Lender to the Company pursuant to the Liquidity Loan Agreement, dated as of April 29, 1996 (as amended, the "Liquidity Loan Agreement"), between the Company, the Liquidity Lender and General Electric Capital Corporation as agent for the Liquidity Lender (as agent, the "Liquidity Agent") on the dates specified in Sections 2.02(c), 4.02 and 4.03 of the Liquidity Loan Agreement, and to pay interest on the unpaid principal amount of the Note outstanding from time to time at the Liquidity Interest Rate provided in the Liquidity Loan Agreement and on the dates specified in Section 4.01 of the Liquidity Loan Agreement. Capitalized terms used in this Note and not defined herein have the respective meanings assigned to them in the Liquidity Loan Agreement.

          Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by the Company under this Note, when combined with any and all other charges provided for in this Note, in the Liquidity Loan Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be exceeded the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Company shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by the Company is equal to the total interest that would have been paid had such applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Liquidity Lender under this Note exceed the amount which the Liquidity Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.

          Payments of the principal of, premium, if any, and interest on this Note shall be made by the Company to the holder hereof by wire transfer of immediately available funds by 3:00 p.m. New York City time, in the manner and at the address specified for such purpose as provided in Section 4.04 of the Liquidity Loan Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing to the Company for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.

          If any payment under this Note falls due on a day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day in such locations and interest (calculated at the Interest Rate in effect for the period then ending) shall be payable on the principal so extended.

          This Note is being issued in replacement of and substitution for that certain Note dated May 1, 1996 by the Company to the order of the Lender in the principal amount of $41,200,000. In addition to the indebtedness evidenced by this Note, this Note shall also evidence any accrued and unpaid interest on such preceding note.

          The Company expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

          The holder hereof may, subject to the provisions of Article IX of the Liquidity Loan Agreement, sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of this Note and the indebtedness evidenced by this Note.

          This Note is secured by (i) the security interests assigned and granted to General Electric Capital Corporation, as collateral agent on behalf of, among others, the Liquidity Lender and the Liquidity Agent (in such capacity, the "Collateral Agent") from time to time pursuant to Purchase Agreements, and (ii) the security interests granted to the Collateral Agent pursuant to the Collateral Agent Agreement. The holder of this Note is entitled to the benefits of the Purchase Agreement and the Collateral Agent Agreement and may enforce the agreements of the Company contained in such agreements and exercise the remedies provided for by, or otherwise available in respect of, such agreements, all in accordance with the terms of such agreements. If an event of Default shall occur and be continuing, the unpaid balance of the principal of this Note, together with accrued interest, may be declared and become due and payable in the manner with the effect provided in the Liquidity Loan Agreement and the Collateral Agent Agreement.

          This Note is made and delivered in New York, New York and shall be governed by, and construed in accordance with, the internal laws (without application of its conflict of laws provisions) of the State of New York.

          IN WITNESS WHEREOF, the company has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                                           Very truly yours,


                                           REDWOOD RECEIVABLES CORPORATION


                                           By:__________________________________
                                           Name:
                                           Title:

                               January 24, 1997



Pameco Corporation
World Headquarters
1000 Center Place
Norcross, Georgia 30093

Pameco Securitization Corporation
1000 Center Place - Suite A
Norcross, Georgia 30093

Ladies and Gentlemen:

          We refer to (i) the Receivables Purchase and Servicing Agreement dated as of April 29, 1996, as amended (the "Purchase Agreement") among Pameco Securitization Corporation, as seller (the "Seller"), Redwood Receivables Corporation, as purchaser ("Redwood"), General Electric Capital Corporation, as operating agent ("GECC"), and Pameco Corporation, as servicer, and (ii) the Credit Agreement dated as of March 19, 1992, as amended (the "Credit Agreement"), among Pameco Corporation, the lenders listed therein (the "Lenders") and GECC, as agent for the Lenders (in such capacity, the "Agent"). Terms not otherwise defined in this letter shall have the meanings assigned to them under the Purchase Agreement.

          This letter is the Fee Letter referred to in the Purchase Agreement and in the Credit Agreement and sets forth our understanding with respect to certain fees that are payable by the Seller and Pameco Corporation pursuant to the Purchase Agreement and the Credit Agreement. This letter supersedes and replaces that certain Fee Letter among us dated November 21, 1996.

Pameco Corporation
Pameco Securitization Corporation             -2-               January 24, 1997

          The parties to this letter agree as follows:

          1. The Seller and Pameco Corporation shall pay an Unused Commitment Fee equal to three-eights of one percent (0.375%) per annum calculated daily and payable monthly on the amount by which $100,000,000 exceeds the sum of (i) the outstanding Capital Investment on such date and (ii) the outstanding "Loans" under the Credit Agreement on such date (such sum, the "Total Outstandings"), with the Seller being responsible for the Unused commitment Fee based on that portion of Total Outstandings on each day representing outstanding Capital Investments and Pameco Corporation being responsible for the Unused Commitment Fee based on that portion of Total Outstandings on each day representing outstanding "Loans" under the Credit Agreement.

          2. The Seller shall pay, on the date hereof, a Facility Structuring Fee to the Operating Agent in the amount of $50,000.

          3. The provisions of Sections 14.04(a) of the Purchase Agreement are incorporated herein.

          4. This letter shall be governed by, an construed in accordance with New York law.


                                             Very truly yours,


                                             GENERAL ELECTRIC CAPITAL
                                             CORPORATION, as Lender, as Agent
                                             and As Operating Agent

                                             By:________________________________
                                                Name:
                                                Title:

Pameco Corporation
Pameco Securitization Corporation       -3-                     January 24, 1997


                                             REDWOOD RECEIVABLES
                                               CORPORATION


                                             By:________________________________
                                                Name:
                                                Title:

Agreed and accepted as of
the date first above written:


PAMECO SECURITIZATION CORPORATION
as Seller


By:______________________________
   Name:  Theodore R. Kallgren
   Title: President


PAMECO CORPORATION
as Servicer


By:______________________________
   Name:  Theodore R. Kallgren
   Title:    President